Exhibit 10.4

SIXTH AMENDMENT TO LUNA INNOVATIONS
LEASE OF RIVERSIDE CENTER

This is the Sixth Amendment to Luna Innovations Lease of Riverside Center is entered into as of the 20th day of January, 2015, by and between CARILION CLINIC PROPERTIES, LLC, a Virginia limited liability company (the “Landlord”) and LUNA INNOVATOINS INCORPORATED, a Delaware corporation (the “Tenant”).
WHEREAS, Carilion Medical Center, as landlord, and Tenant entered into that certain Lease dated the December 30, 2005 (“Original Lease”), as amended by that certain Amended Lease Riverside Center dated July 20, 2006 with an effective date of September 1, 2006 (the “First Amendment”), that certain Second Amendment to Luna Innovations Lease of Riverside Center dated on or about October 5, 2007 (the “Second Amendment”), that certain Third Amendment to Lease Riverside Center dated April 1, 2010 (the “Third Amendment”), that certain Fourth Amendment to Luna Innovations Lease of Riverside Center dated March 21, 2013 (the “Fourth Amendment”), and that certain Fifth Amendment to Luna Innovation Lease of Riverside Center dated December 12, 2013 (the “Fifth Amendment”).
WHERAS, the Original Lease, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment are collectively referred to herein as the “Lease”.
WHEREAS, Carilion Medical Center assigned all its rights under the Lease to Landlord pursuant to that certain assignment dated September 24, 2010.
WHEREAS, Tenant desires to terminate the Lease and vacate the Premises prior to the expiration of the term of the Lease and Landlord desires to retake possession of the Premises.

    WHEREAS, Tenant has negotiated a lease for new premises and it is anticipated that the space will be available for occupancy by Tenant on April 1, 2015.
WHEREAS, Landlord and Tenant desire to amend the Lease as provided hereinbelow.
WHEREAS, all capitalized terms not otherwise defined shall have the meanings provided in the Lease.
NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and those terms and conditions set out in the Lease, the parties hereby agree as follows:

1.
Landlord agrees that Tenant may terminate the Lease at any time upon thirty (30) days prior written notice to Landlord; provided that regardless of whether notice is given by Tenant to Landlord in accordance with the preceding sentence, the term of the Lease shall terminate no later than July 31, 2015.

2.	Except as modified herein, all other terms and provisions of the Lease remain unchanged and are hereby ratified and affirmed.

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WITNESS the following signatures and seals as of the date set forth hereinabove.

Date: December 1, 2014	LANDLORD:

CARILION CLINIC PROPERTIES, LLC

By:_________/s/ Curtis E. Mills______________
Title:          Senior Vice President

Date: January 20, 2015	TENANT:

LUNA INNOVATIONS INCORPORATED

By:    _____/s/ Dale E. Messick______________________
Title:    ______CFO_______________________________